Exhibit 10.5

                             INTERCREDITOR AGREEMENT

                                      among

                               OCEAN ENERGY, INC.,
                             a Delaware corporation,

                               OCEAN ENERGY, INC.,
                            a Louisiana corporation,

                           UMC RESOURCES CANADA LTD.,

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                    as Administrative Agent and Paying Agent,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              as Syndication Agent,

                               BARCLAYS BANK PLC,
                             as Documentation Agent,

                              ABN AMRO BANK, N.V.,
                        BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION,
                                 BANQUE PARIBAS,
                           NATIONSBANK OF TEXAS, N.A.,
                       SOCIETE GENERALE, SOUTHWEST AGENCY,
                                       AND
                         WELLS FARGO BANK (TEXAS), N.A.,
                                  as Co-Agents,

                       THE CHASE MANHATTAN BANK OF CANADA,
                               as Canadian Agent,

                                       and

                   THE LENDERS NOW OR HEREAFTER PARTIES HERETO


                                 March 27, 1998

                                                 TABLE OF CONTENTS


                                                     ARTICLE I
                                                    DEFINITIONS

 Section 1.01      Definitions.................................................2
                   -----------
 Section 1.02      Incorporation of U.S. Credit Agreement Definitions..........3
                   --------------------------------------------------

                                   ARTICLE II
                             APPLICATION OF PROCEEDS

 Section 2.01      Election to Pursue Remedies.................................3
                   ---------------------------
 Section 2.02      Duty of the Paying Agent....................................4
                   ------------------------
 Section 2.03      Application of Proceeds.....................................4
                   -----------------------
 Section 2.04      Payments by Paying Agent....................................5
                   ------------------------
 Section 2.05      Notices under Related Documents.............................5
                   -------------------------------
 Section 2.06      Amendments..................................................5
                   ----------
 Section 2.07      Pro Rata Treatment..........................................5
                   ------------------
 Section 2.08      Voting Procedure............................................6
                   ----------------
 Section 2.09      Triggering Event............................................6
                   ----------------
 Section 2.10      Bankruptcy Preferences......................................6
                   ----------------------
 Section 2.11      Property of Obligors........................................6
                   --------------------
 Section 2.12      Marshalling.................................................6
                   -----------
 Section 2.13      Lender Dealings; Good Faith.................................7
                   ---------------------------

                                            ARTICLE III
                                    CALCULATION OF INDEBTEDNESS

 Section 3.01      Notice of Amount of Indebtedness............................7
                   --------------------------------
 Section 3.02      Escrow Account..............................................7
                   --------------
 Section 3.03      Handling of Escrow Account..................................7
                   --------------------------
 Section 3.04      Currency Conversion.........................................8
                   -------------------

                                            ARTICLE IV
                                         THE PAYING AGENT

 Section 4.01      Appointment of Paying Agent.................................8
                   ---------------------------
 Section 4.02      Nature of Duties of Paying Agent............................8
                   --------------------------------
 Section 4.03      Lack of Reliance on the Paying Agent........................9
                   ------------------------------------
 Section 4.04      Certain Rights of the Paying Agent..........................9
                   ----------------------------------
 Section 4.05      Reliance by Paying Agent...................................10
                   ------------------------
 Section 4.06      Paying Agent's Reimbursements and Indemnification..........10
                   -------------------------------------------------
 Section 4.07      The Paying Agent in its Individual Capacity................10
                   -------------------------------------------
 Section 4.08      Creditors as Owners........................................10
                   -------------------
 Section 4.09      Successor Paying Agent.....................................10
                   ----------------------

Section 4.10      Employment of Paying Agent and Counsel......................11
                  --------------------------------------
Section 4.11      Independent Action..........................................11
                  ------------------

                                            ARTICLE V
                                          MISCELLANEOUS

Section 5.01      Authority...................................................11
                  ---------
Section 5.02      Termination.................................................11
                  -----------
Section 5.03      Notices, etc................................................11
                  ------------
Section 5.04      Payment of Expenses, Indemnities, etc.......................12
                  -------------------------------------
Section 5.05      Applicable Law..............................................12
                  --------------
Section 5.06      Entire Agreement............................................12
                  ----------------
Section 5.07      Execution in Counterparts...................................12
                  -------------------------
Section 5.08      Amendment of Defined Instruments............................12
                  --------------------------------
Section 5.09      References and Titles.......................................12
                  ---------------------
Section 5.10      Severability................................................12
                  ------------
Section 5.11      Conflict with Loan Documents................................13
                  ----------------------------
Section 5.12      Limitation by Law...........................................13
                  -----------------
Section 5.13      Benefit of Agreement; Limitation on Assignment..............13
                  ----------------------------------------------

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT dated as of March 27, 1998 (this "Agreement"), is among: OCEAN ENERGY, INC., a corporation duly organized and validly existing under the laws of the state of Delaware ("OEI"); OCEAN ENERGY, INC., a corporation duly organized and validly existing under the laws of the state of  Louisiana  (the  "Company");  UMC  RESOURCES  CANADA  LTD.,  a company continued under the laws of the Province of British Columbia ("UMC Canada"); each of the other Persons now or hereafter parties hereto as an Obligor; each of the financial institutions that is now or hereafter a party hereto (individually, a "U.S. Lender" and, collectively, the "U.S. Lenders"); CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT for the U.S. Lenders (in such capacity, the "Administrative Agent") and as Paying Agent for the Lender Group, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS SYNDICATION AGENT for the U.S. Lenders (in such capacity, the "Syndication Agent"), BARCLAYS BANK PLC, AS DOCUMENTATION AGENT for the U.S. Lenders (in such capacity, the "Documentation Agent"), and ABN AMRO BANK, N.V., BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, BANQUE PARIBAS, NATIONSBANK OF TEXAS, N.A., SOCIETE GENERALE, SOUTHWEST AGENCY AND WELLS FARGO BANK (TEXAS), N.A., AS CO-AGENTS for the U.S. Lenders (in such capacity, the "Co-Agents"), THE CHASE MANHATTAN BANK OF CANADA ("Chase Canada"), as agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), each of the lenders now or hereafter parties to the Canadian Credit Agreement (collectively, the "Canadian Lenders").

                                    RECITALS

         A. On the date of this Intercreditor Agreement, OEI, as guarantor, the Company, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents (the Administrative Agent, the Documentation Agent and the Co-Agents collectively being the "U.S. Agents"), and the U.S. Lenders are entering into that certain Global Credit Agreement (as the same is from time to time supplemented, amended, restated, extended, or increased herein called the "U.S. Credit Agreement").

         B. On the date of this Intercreditor Agreement, UMC Canada, the Canadian Agent, and the Canadian Lenders are entering into that certain Credit Agreement (as the same is from time to time supplemented, amended, restated, extended, or increased herein called the "Canadian Credit Agreement").

         C. To secure, inter alia, the U.S. Indebtedness of the Company under the U.S. Credit Agreement and the Canadian Indebtedness of UMC Canada under the Canadian Credit Agreement (collectively, the "Credit Agreements") and the other obligations of the Obligors under the Loan Documents, the Obligors will execute and deliver the Loan Documents.

         D.  The  U.S.  Lenders  and the  Canadian  Lenders  (collectively,  the
"Lenders") and the U.S. Agents and the Canadian Agent (collectively, the "Agents"; and the Paying Agent, the Lenders and the Agents collectively being the "Lender Group") are entering into this Intercreditor Agreement to establish their relative rights with respect to payment of their respective Indebtedness owed by the Obligors, to agree as to the exercise of certain remedies and to appoint Chase Bank of Texas, National Association as Paying Agent for the purposes of dealing with the Loan Documents and apportioning payments among the Lenders and for other purposes as set forth herein.

         E. The execution and delivery of this Intercreditor Agreement is a condition to the performance by each Lender of its obligations under the Credit Agreement to which it is a party.

         F. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and to induce the U.S. Agents and the U.S. Lenders to enter into the U.S. Credit Agreement and the Canadian Agent and the Canadian Lenders to enter into the Canadian Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Definitions. The terms defined in the recitals shall have the meanings assigned to those terms in such recitals, and the following terms shall have the meanings assigned as follows:

         "Acceptance Exposure" means, at any time, the aggregate face amount of all Bankers Acceptances outstanding at such time for which UMC Canada has not yet reimbursed the Canadian Lenders which have accepted such Bankers Acceptance pursuant to the terms of the Canadian Credit Agreement.

         "Balance" shall have the meaning assigned such term in Section 3.03.

         "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Houston, Texas, Toronto or Calgary, Alberta.

         "Canadian Indebtedness" shall mean the Indebtedness (as defined in the Canadian Credit Agreement) and shall include the aggregate Acceptance Exposure.

         "Canadian Lender Notes" shall mean the Notes issued to the Canadian Lenders under the Canadian Credit Agreement.

         "Commitments" shall mean the sum of the Aggregate Commitments of the U.S. Lenders under the U.S. Credit Agreement and the Aggregate Commitments of the Canadian Lenders under the Canadian Credit Agreement.

         "Contingent  Indebtedness" shall have the meaning assigned such term in
Section 3.03.

         "Conversion Ratio" shall have the meaning assigned such term in Section 3.04.

         "Escrow Account" shall have the meaning assigned such term in Section 3.02.

         "Group" shall mean the U.S. Lenders, as a group of Lenders, or the Canadian Lenders, as a group of Lenders, as the case may be.

         "Indebtedness" shall mean all U.S. Indebtedness and Canadian Indebtedness, including, but not limited to, all other sums of money which may be hereafter paid or advanced by the Agents or the Lenders under the terms and provisions of this Intercreditor Agreement or the other Loan Documents as such sums of money relate either to the administration, protection and exercise of remedies in connection with this Intercreditor Agreement or the Loan Documents, or to any reimbursement and indemnity provisions contained in this Intercreditor Agreement and the Loan Documents.

         "Issuing Bank" shall mean, for each of the Letters of Credit, the issuer of such Letter of Credit.

         "Notes" shall mean the U.S. Lender Notes and the Canadian Lender Notes.

         "Obligors" shall mean OEI, the Company and UMC Canada.

         "Paying Agent" shall mean Chase Bank of Texas, National Association in such capacity, together with all successors in such capacity under the terms of this Intercreditor Agreement.

         "Pro Rata Share" shall mean as to each holder of any of the Indebtedness the percentage that the Indebtedness held by such holder represents of all Indebtedness.

         "Proceeds" shall mean all cash proceeds and other Property received by the Paying Agent or any of the Lenders from or for the account of any Obligor, from whatever source.

         "Triggering Event" shall have the meaning assigned such term in Section 2.09.

         "U.S. $ Amount" shall have the meaning assigned such term in Section 3.04.

         "U.S. Indebtedness" shall mean the Indebtedness, including but not limited to, the amount of the LC Exposure which is not at such time a part of the fixed Indebtedness.

         "U.S. Lender Notes" shall mean the Notes issued to the U.S. Lenders under the U.S. Credit Agreement.

         Section 1.02 Incorporation of U.S. Credit Agreement Definitions. Capitalized terms not defined herein shall have the meaning assigned such terms in the U.S. Credit Agreement.

                                   ARTICLE II
                             APPLICATION OF PROCEEDS

         Section 2.01      Election to Pursue Remedies.

         (a) Upon the occurrence and during the continuance of any Triggering Event, the Paying Agent shall, subject to Section 2.02 and Article IV, take or, as appropriate, direct the appropriate trustee or agent to take any and all actions provided for in the Loan Documents relating to the pursuit of remedies, including the foreclosure or disposition of collateral, if any, only if such actions are authorized as provided in this Section 2.01.

         (b) Upon the occurrence and during the continuance of any Triggering Event, the Lenders shall vote on whether or not to pursue any remedy or remedies available to them at law or otherwise, including whether or not to foreclose on or dispose of collateral, if any. If the Required Lenders at such time vote to pursue any particular remedy or remedies, including foreclosure or disposition of collateral, instructions specifying the particular action to be taken from the Required Lenders shall be delivered to the Paying Agent. Upon receipt by the Paying Agent of such instructions from the Required Lenders, with indemnities appropriate for such instructions as provided in Section 4.04, the Paying Agent shall immediately commence to take or direct the instructed actions (and continue to take such actions) relating such remedies.

         (c) Without regard to the occurrence of a Triggering Event, upon the written instruction of the Required Lenders, with indemnities appropriate for such instructions as provided in Section 4.04, the Paying

Agent shall (i) take or direct any action provided for in the Loan Documents (other than foreclosure or disposition of the collateral) or proceed to enforce, or direct the enforcement of, consistent with the Loan Documents and applicable law (other than foreclosure or disposition of the collateral), the rights or powers provided in the Loan Documents and under applicable law for the benefit of the Lender Group and shall give such notice or direction or shall take such action or exercise such right or power hereunder or under any of the Loan
Documents   incidental  thereto  as  shall  be  reasonably   specified  in  such
instructions and consistent with the terms of the Loan Documents and this Intercreditor Agreement; and/or (ii) execute such instruments or agreements or take such other action in connection with the Loan Documents as may be deemed reasonably necessary or appropriate by the Required Lenders and consistent with the terms of the Loan Documents and this Intercreditor Agreement. Such action may include, but is not limited to (x) the giving of any notice, approval, consent or waiver which may be called for under the Loan Documents, (y) the requiring of the execution and delivery of additional Loan Documents, or (z) employing agents or directing trustees in order to accomplish the actions requested.

         (d) Nothing in this Section 2.01 shall impair the right of a Lender to exercise its rights of set-off existing at law or under the Credit Agreements, but in any event, subject to the terms thereof.

         Section 2.02      Duty of the Paying Agent.

         (a) The Paying Agent shall not be obligated to follow any instructions of any one or more of the Lenders if: (i) such instructions conflict with the provisions of this Intercreditor Agreement or any other Loan Document or any applicable law or (ii) the Paying Agent has not been adequately indemnified to its satisfaction. Nothing in this Article II shall impair the right of the Paying Agent in its discretion to take any action, to the extent that the consent of any of the Lenders is not required or to the extent such action is not prohibited by the terms hereof, which it deems proper and consistent with the instructions given by the Lenders as provided for herein. In the absence of written instructions, containing the appropriate indemnities, from the Lenders or Required Lenders as appropriate for any particular matter, the Paying Agent shall have no duty to take or refrain from taking any action unless such action or inaction is explicitly required by the terms of this Intercreditor Agreement.

         (b) Beyond its duties expressly provided herein or in any Loan Document and its duties to account to the Lender Group and/or the Obligors for monies and other Property received by it hereunder or under any Loan Document, the Paying Agent shall not have any implied duty to the Lender Group or any Obligor as to any Property belonging to an Obligor (whether or not the same constitutes collateral) in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         Section 2.03      Application of Proceeds.

         (a) Upon the occurrence and during the continuance of a Triggering Event, all Proceeds shall be applied as follows and in accordance with Section 3.03:

                  (i) First, to the pro rata payment of costs and expenses reasonably incurred by the Paying Agent, the Agents or any other Lender in connection with any action taken or proceeding brought, including reasonable legal expenses and attorneys' fees, and of all Taxes (other than Excluded Taxes) or assessments.

                  (ii) Second, any Balance remaining shall be applied to repay the Indebtedness or held in escrow as specified in Section 3.03.

                  (iii) Finally, the payment of surplus proceeds, if any, to any Person that may be lawfully entitled to receive the same, including without limitation, an Obligor, and in the order of priority specified for by any Governmental Requirement.

         (b) At any time other than after the occurrence and during continuance of a Triggering Event, payments made to the Lenders may be applied as provided in the Credit Agreements.

         Section 2.04 Payments by Paying Agent. All payments by the Paying Agent hereunder shall be delivered to the administrative agents under the Credit Agreements for distribution in the manner set forth therein.

         Section 2.05 Notices under Related Documents. The Paying Agent shall deliver to each Lender promptly upon receipt thereof, duplicates or copies of all material notices, requests and other instruments received by the Paying Agent under or pursuant to this Intercreditor Agreement or any Loan Document, to the extent that the same shall not have been previously furnished to such Lender pursuant hereto or thereto. Promptly upon obtaining such knowledge, each Lender agrees: (a) to deliver to the Paying Agent, at the same time it makes delivery to the Obligors, a copy of any notice of default, notice of intent to accelerate or notice of acceleration with respect to the Indebtedness subject to this Intercreditor Agreement; (b) to deliver to the Paying Agent, at the same time it makes delivery to any other Person, a copy of any notice of the commencement of any judicial proceeding and a copy of any other notice with respect to the exercise of remedies with respect to the Indebtedness subject to this Intercreditor Agreement. The Paying Agent agrees to deliver to each Lender any notice or other communication received by it from any Lender pursuant to clause
(a) or (b) of this Section 2.05.

         Section 2.06 Amendments. Amendments, modifications, supplements, waivers, consents and approvals of or in connection with this Intercreditor Agreement or any other Loan Document (other than the Credit Agreements) may be effectuated only upon the written consent of the Required Lenders (and, if the rights or duties of the Paying Agent and the Agents or any Obligors are affected thereby, by the Paying Agent and the Agents or the applicable Obligor, as the case may be). Amendments, modifications, supplements, waivers, consents and approvals of or in connection with the Credit Agreements shall be effectuated only in accordance with the terms contained therein.

         Section 2.07 Pro Rata Treatment. The Lenders hereby agree among themselves that (a) prior to the occurrence and continuance of a Triggering Event, each Lender shall be entitled to receive and retain for its own account scheduled payments or voluntary prepayments of principal, interest, fees and premium, if any, all in compliance with the Credit Agreements, and (b) after the occurrence and during the continuance of a Triggering Event, all Proceeds shall be applied by the Paying Agent and shared by Lenders in accordance with the respective Pro Rata Share held by each of them and in accordance with Section 2.03(a). In the event that any Lender shall obtain payment after the occurrence and during the continuance of a Triggering Event, whether in whole or in part, from any source in respect of its portion of the Indebtedness, including without limitation payments by reason of the exercise of its right of offset, banker's lien, general lien or counterclaim, such Lender shall promptly pay to the Paying Agent such amount for application in accordance with Section 2.03(a).

         Section 2.08 Voting Procedure. Notwithstanding anything to the contrary herein, in the Credit Agreements or in any other Loan Document, the Lenders agree that for purposes of any provision hereof or thereof that requires a vote of the Required Lenders, each Lender shall have the right to vote independently of the other Lenders in its Group. When this Intercreditor Agreement requires a vote of the Required Lenders, the Paying Agent shall poll the Lenders in order to determine the vote of the Required Lenders (and such vote shall be binding upon the Lenders who are not among the Required Lenders). The Obligors and the Lender Group may rely on the Paying Agent with regard to any such vote without any duty of further inquiry.

         Section 2.09 Triggering Event. The occurrence of any of the following shall constitute a "Triggering Event":

         (a) The occurrence and continuance of an Event of Default specified in Sections 10.01(f), (g), and (h) of the U.S. Credit Agreement as it relates to OEI, the Company or UMC Canada, or

         (b) The Paying Agent shall have received from either the Administrative Agent, the Canadian Agent or the Required Lenders, as appropriate, written advice, which advice shall reference this Section 2.09, (i) that an Event of Default has occurred and is continuing and (ii) that the unpaid principal amount of the Notes and all interest accrued and unpaid thereon have been declared to be then due and payable.

         Section 2.10 Bankruptcy Preferences. If any payment actually received by any member of the Lender Group is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state, provincial or Federal law, common law, or equitable cause, then the Paying Agent shall distribute to such Person from the Balance, exclusive of any amount in the Escrow Account in accordance with Section 3.03, an amount equal to such payment. If, due to previous disbursements to the Lender Group pursuant to Section 2.03(a), the Balance then held by the Paying Agent is insufficient for such purpose, then each other member of the Lender Group shall pay to such Person upon demand an amount equal to a ratable portion of such payment according to the aggregate amounts distributed to each member of the Lender Group by the Paying Agent.

         Section 2.11 Property of Obligors. The Lenders agree that all the provisions of this Intercreditor Agreement shall apply to any and all Properties and rights of the Obligors or any other Obligor in which the Paying Agent (in its capacity as such), any Agent or any Lender at anytime acquires a right of set-off or Lien, whether pursuant to the Loan Documents, the Credit Agreements or a judgment, including, without limitation, real property or rights in, on or over real property, notwithstanding any provision to the contrary in any mortgage, leasehold mortgage or other document purporting to grant or perfect any Lien in favor of any Lender, any Agent, or the Paying Agent.

         Section 2.12 Marshalling. The Paying Agent shall not be required to marshal any present or future security for (including without limitation any collateral described in any of the Loan Documents), or guaranties of the Indebtedness or any part or portion thereof, or to resort to such security or guaranties in any particular order; and all rights in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, each Obligor, Agent and Lender hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay or impede the enforcement of the Lender Group's rights under the Loan Documents or under any other instrument evidencing any of the Indebtedness or under which any of the Indebtedness is outstanding or by which any of the Indebtedness is secured or guaranteed.

         Section 2.13 Lender Dealings; Good Faith. Nothing contained in this Intercreditor Agreement shall prevent either Group of Lenders from dealing directly or negotiating with the other Group for any purpose, including, but not limited to, the purpose of attempting to reach agreement as to any vote or proposed vote relating to the Paying Agent's actions hereunder, whether or not any Triggering Event or other Default or Event of Default has occurred. Each U.S. Agent and U.S. Lender covenants and agrees with and for the benefit of the Canadian Agent and each Canadian Lender, and the Canadian Agent and each Canadian Lender covenants and agrees with and for the benefit of each U.S. Agent and U.S. Lender, that it will, in taking any action under this Intercreditor Agreement or directing the Paying Agent to exercise any remedy hereunder or under any other Loan Document, take such action or make such direction in good faith and in a commercially reasonable manner and not for the purpose of hindering, delaying, obstructing or preventing the exercise by the other of its rights under the Loan Documents.

                                   ARTICLE III
                           CALCULATION OF INDEBTEDNESS

         Section 3.01 Notice of Amount of Indebtedness. Upon receipt of any Proceeds to be distributed pursuant to Section 2.03(a)(ii), the Paying Agent shall give the Lenders notice thereof, and each Lender shall within five (5) Business Days notify the Paying Agent of the amount of Indebtedness owing to such Lender. Such notification shall state the amount of its Indebtedness, how much is then due and owing, and how much is Contingent Indebtedness. Each Lender with Contingent Indebtedness shall describe the status of such Indebtedness. If requested by the Paying Agent, each Lender shall demonstrate that the amounts set forth in its notice are actually owing to such Lender to the satisfaction of the Paying Agent.

         Section 3.02 Escrow Account. Prior to taking any action to enforce any Lien or remedy under any Loan Document, or requesting cash collateral for the Letters of Credit or Bankers Acceptances, the Paying Agent shall open an escrow account (the "Escrow Account") at its banking quarters in Houston, Texas (or such other city where any successor may maintain banking quarters) designated the "OEI Collateral Account."

         Section 3.03 Handling of Escrow Account. Upon each receipt by the Paying Agent of Proceeds and after payment therefrom of all items referred to in
Section 2.03(a)(i), remaining Proceeds ("Balance") shall be applied as provided in this Section 3.03. If at such time, there exists any Indebtedness which is contingent in amount, including, without limitation, contingent amounts of LC Exposure, but not including the Acceptance Exposure (such Indebtedness being "Contingent Indebtedness"), the Paying Agent shall (with the information provided under Section 3.01) determine the amount of all Indebtedness then outstanding, including, without limitation, Contingent Indebtedness. The Balance shall be applied as follows:

         (a) If no Contingent Indebtedness is outstanding, then all such Balance shall be applied to repay or prepay the amount of the Indebtedness then outstanding until the Indebtedness shall have been paid in full.


         (b) If there exists Contingent Indebtedness, the Paying Agent shall (i) deposit in the Escrow Account a portion of such Balance equal to the Contingent Indebtedness divided by total Indebtedness (until such time as the amount on deposit in the Escrow Account equals the maximum amount of the Contingent Indebtedness), and (ii) apply the remaining Balance to repay or prepay the amount of the Indebtedness then outstanding until the Indebtedness shall have been paid in full. Thereafter, any further remaining Balance shall be returned or applied as provided in Section 2.03(a)(iii).

         (c) If at any time Contingent Indebtedness or any part thereof becomes Indebtedness which is no longer contingent, any funds held in the Escrow Account up to the amount (or pro rata amount based upon the total amount of remaining Contingent Indebtedness if the Escrow Amount is less than the amount of the remaining Contingent Indebtedness) of such Indebtedness which has become fixed (or pro rata amount based upon the total amount of remaining Contingent Indebtedness) shall be distributed pro rata to the holders of such previously Contingent Indebtedness. If all of the fixed Indebtedness has been paid in full and the Paying Agent determines that the amount of monies held in the Escrow Account exceeds the sum of the Contingent Indebtedness outstanding at such time, such excess shall be returned or applied as provided in Section 2.03(a)(iii).

         Section 3.04 Currency Conversion. To the extent that calculations under this Intercreditor Agreement involve U.S. and Canadian currency (or any other currency), the Paying Agent shall, at the time of such calculation, determine all amounts based on U.S. dollars, using a conversion ratio (the "Conversion Ratio") determined by it in good faith (the "U.S. $ Amount"). The amount of distributions of a Lender's Pro Rata Share shall be based upon the U.S. $ Amount, but in the case of a Canadian Lender shall be distributed in and converted to a Canadian dollar amount calculated by using the Conversion Ratio.

                                   ARTICLE IV
                                THE PAYING AGENT

         Section 4.01 Appointment of Paying Agent. Each Lender hereby designates Chase Bank of Texas, National Association to act as the Paying Agent for the Lenders with respect to any collateral pledge under any of the Loan Documents, the enforcement of any Liens granted thereunder and the collection of Proceeds following the disposition of any such collateral. Each Lender hereby authorizes the Paying Agent to designate The Chase Manhattan Bank of Canada to act as the agent for the Paying Agent on behalf of the Lenders with respect to the Canadian assets under the Loan Documents. Each Lender hereby authorizes the Paying Agent to take such action on its behalf under the provisions of this Intercreditor Agreement and the Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to either Chase Bank of Texas, National Association, as Administrative Agent, or The Chase Manhattan Bank of Canada, as Canadian Agent, or required of the Paying Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Paying Agent may perform any of its duties hereunder by or through its agents or employees. The Paying Agent agrees to act as Paying Agent upon the express terms and conditions contained in this Article IV.

         Section 4.02 Nature of Duties of Paying Agent. The Paying Agent shall have no duties or responsibilities, except those expressly set forth in this Intercreditor Agreement or any Loan Document. The Paying Agent shall have and may exercise such powers hereunder and under the Loan Documents as are specifically delegated to the Paying Agent by the terms hereof or to either Chase Bank of Texas, National Association, as Administrative Agent, or The Chase Manhattan Bank of Canada, as Canadian Agent thereunder, together with such powers as are reasonably incidental thereto. Neither the Paying Agent nor any of its directors, officers, employees or agents shall be liable to the Lenders for any action taken or omitted by it as such hereunder or under the Loan Documents, unless caused solely by its or their gross negligence or willful misconduct. The duties of the Paying Agent shall be mechanical and administrative in nature; and the Paying Agent shall not have by reason of this Intercreditor Agreement a fiduciary relationship in respect of any Lender. Nothing in this Intercreditor Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Paying Agent any Indebtedness in respect of this Intercreditor Agreement and the other Loan Documents except as expressly set forth herein.

         Section 4.03      Lack of Reliance on the Paying Agent.

         (a) Independently and without reliance upon the Paying Agent or any other Lender, each Lender, to the extent it deems appropriate, has made (i) its own independent investigation of the financial condition and affairs of the Obligors based on such documents and information as it has deemed appropriate in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the credit worthiness of the Obligors. Each Lender also acknowledges that it will, independently and without reliance upon the Paying Agent or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Intercreditor Agreement, the Indebtedness or the Loan Documents. Except as expressly provided in this Intercreditor Agreement and the other Loan Documents, the Paying Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Obligors or any of OEI's Subsidiaries which may come into the possession of the Paying Agent or any of its Affiliates whether now in its possession or in its possession at any time or times hereafter; and the Paying Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Intercreditor Agreement, any Loan Document or any other document referred to or provided for herein or to inspect the Properties or books of any Obligor.

         (b) The Paying Agent shall not (i) be responsible to any Lender for any recitals, statements, information, representations or warranties herein, in any Loan Document, or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Intercreditor Agreement, the Indebtedness or the Loan Documents or the financial condition of the Obligors; or (ii) be required to make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Intercreditor Agreement, the Indebtedness or the Loan Documents, the financial condition of the Obligors, or the existence or possible existence of any Default or Event of Default.

         Section 4.04 Certain Rights of the Paying Agent. If the Paying Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Intercreditor Agreement, the Indebtedness and the Loan Documents, the Paying Agent shall be entitled to refrain from such act or taking such action unless and until the Paying Agent shall have received instructions from the Required Lenders pursuant to the terms hereof; and the Paying Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Paying Agent as a result of the Paying Agent acting or refraining from acting under this Intercreditor Agreement or the Loan Documents in accordance with the written instructions given in accordance with this Intercreditor Agreement and such instructions and any action taken or failure to act pursuant thereto shall be binding on all the Lenders. Except for action expressly required of the Paying Agent pursuant to the terms hereof, the Paying Agent shall be fully justified in failing or refusing to take any action hereunder or under the Loan Documents unless it shall first be indemnified to its satisfaction by the Obligors or the Lenders against any and all liability and expense which may be incurred by the Paying Agent by reason of taking or continuing to take any such action. Notwithstanding any other provision of this
Article IV or any indemnity or instructions provided by any or all of the Lenders, the Paying Agent shall not be required to take any action which exposes the Paying Agent to personal liability or which is contrary to this Intercreditor Agreement, the Loan Documents or applicable law.

         Section 4.05 Reliance by Paying Agent. The Paying Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note or other instrument evidencing the Indebtedness, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Paying Agent may consult with independent legal counsel (which shall not be counsel for the Obligors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 4.06 PAYING AGENT'S REIMBURSEMENTS AND INDEMNIFICATION. TO THE EXTENT THE PAYING AGENT IS NOT REIMBURSED BY THE COMPANY OR UMC CANADA, EACH LENDER WILL (WITHOUT DUPLICATION IN THE CASE OF A U.S. LENDER AND ITS AFFILIATED CANADIAN LENDER) REIMBURSE AND INDEMNIFY THE PAYING AGENT, IN PROPORTION TO ITS GLOBAL COMMITMENT PERCENTAGE, FOR AND AGAINST ANY AND ALL INDEMNITY MATTERS WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE PAYING AGENT IN PERFORMING ITS DUTIES HEREUNDER OR UNDER ANY LOAN DOCUMENT OR OTHERWISE IN CONNECTION HEREWITH OR THEREWITH, INCLUDING LOSSES OCCURRING FROM THE ORDINARY AND/OR COMPARATIVE NEGLIGENCE OF THE PAYING AGENT, IN ANY WAY RELATING TO OR ARISING OUT OF THIS INTERCREDITOR AGREEMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, INDEBTEDNESS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING SOLELY FROM THE PAYING AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section 4.07 The Paying Agent in its Individual Capacity. With respect to its Indebtedness under the Credit Agreements and its Indebtedness, the Paying Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", or any similar terms shall, unless the context clearly otherwise indicates, include Chase Bank of Texas, National Association (or any successor Paying Agent), in its individual capacity as and to the extent it is a holder of any Note or is an Issuing Bank and not in its capacity as an Agent or as the Paying Agent. The Paying Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Obligors or any Affiliate of the Obligors as if it were not performing the duties specified herein, and may accept fees and other consideration from the Obligors for services in connection with this Intercreditor Agreement and otherwise without having to account for the same to the Lenders.

         Section 4.08 Creditors as Owners. The Paying Agent may deem and treat each Lender as the owner of such Lender's Indebtedness for all purposes hereof unless and until the Paying Agent is notified of a change in Lenders pursuant to the terms of Section 12.06 of the U.S. Credit Agreement or Section 12.03 of the Canadian Credit Agreement, as applicable.

         Section 4.09      Successor Paying Agent.

         (a) The Paying Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lender Group, the Company and UMC Canada and may be removed at any time with cause by the Required Lenders, which resignation or removal shall be effective upon the appointment of a successor to the Paying Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Paying Agent. If within thirty (30) days after the retiring Paying Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Paying Agent, no successor Paying Agent shall have been so appointed by the Required Lenders and accepted such appointment, then, the retiring Paying

Agent may, on behalf of the Lenders, appoint a successor Paying Agent, which shall be a bank which maintains an office in the United States of America, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $200,000,000 as of the date of its most recent financial statements.

         (b) Upon the acceptance of any appointment as Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Paying Agent, and the retiring Paying Agent shall be discharged from its duties and Indebtedness under this Intercreditor Agreement. After any retiring Paying Agent's resignation or removal hereunder as Paying Agent, the provisions of this Intercreditor Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Paying Agent under this Intercreditor Agreement.

         Section 4.10 Employment of Paying Agent and Counsel. The Paying Agent may execute any of its duties as Paying Agent hereunder or under the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care, provided that the Paying Agent shall always be obligated to account for moneys or securities received by it or its authorized agents. The Paying Agent shall be entitled to advice of independent counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under the Loan Documents.

         Section 4.11 Independent Action. Each Lender agrees that no Lender or Agent other than the Paying Agent shall have any right individually to realize upon any Liens granted by the Loan Documents or to otherwise enforce or exercise any remedy in respect of the Loan Documents (other than the right of set-off at law or specified in the Credit Agreements, but in any event, subject to the terms thereof), it being understood and agreed that such remedies may be exercised only by the Paying Agent for the ratable benefit of the Lender Group. Each Agent and Lender further agrees that it shall not individually institute any judicial action pertaining to the Loan Documents or exercise any other remedy (other than the right of set-off at law or specified in the Credit Agreements, but in any event, subject to the terms thereof), pertaining to the Loan Documents, except with the consent of the Required Lenders.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01 Authority. The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Intercreditor Agreement.

         Section 5.02 Termination. This Intercreditor Agreement shall terminate upon receipt by the Paying Agent of evidence satisfactory to it of (a) the payment (or prepayment) in full of the principal of and the premium, if any, and interest on all Indebtedness, (b) the termination of the Commitments in the Credit Agreements, and (c) the termination of the Loan Documents pursuant to the terms of the Credit Agreements.

         Section 5.03 Notices, etc. All notices and other communications hereunder shall be given in writing and shall be given to such Person at its address or telecopy number as set forth on the signature pages of the Credit Agreements or such other address or telecopy number such Person may hereafter specify by notice to the Paying Agent (who shall promptly notify the Obligors and the other Lenders). Each notice or other communication shall be effective
(a) if given by mail, upon receipt, (b) if given by telecopier during regular business hours, once such telecopy is transmitted to the telecopy number provided in writing to the

Paying Agent by each Lender and by each Obligor, respectively, or (c) if given by any other means, upon receipt; provided that notices to the Paying Agent are not effective until received.

         SECTION 5.04 PAYMENT OF EXPENSES, INDEMNITIES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE OBLIGORS SHALL INDEMNIFY THE AGENTS AND THE LENDERS IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENTS AND THE OBLIGORS HEREBY AGREE THAT ALL INDEMNITIES SET FORTH IN THE CREDIT AGREEMENTS SHALL ALSO RUN IN FAVOR OF THE PAYING AGENT. IF AND TO THE EXTENT THAT THE INDEBTEDNESS OF THE OBLIGORS UNDER THIS SECTION 5.04 OR UNDER THE RESPECTIVE INDEMNITY PROVISIONS OF THE CREDIT AGREEMENTS ARE UNENFORCEABLE FOR ANY REASON, THE OBLIGORS HEREBY AGREE TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF SUCH INDEBTEDNESS WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE OBLIGORS' INDEBTEDNESS UNDER THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS INTERCREDITOR AGREEMENT AND THE PAYMENT OF THE INDEBTEDNESS, BUT SHALL TERMINATE UPON THE TERMINATION OF THE INDEMNITIES CONTAINED IN THE CREDIT AGREEMENTS.

         Section 5.05 Applicable Law. THIS INTERCREDITOR AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         Section 5.06 Entire Agreement. The Notes, this Intercreditor Agreement and the other Loan Documents embody the entire agreement and understanding between the Lenders, the Agents and the Obligors and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

         Section 5.07 Execution in Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

         Section 5.08 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Intercreditor Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, increases, modifications, supplements, amendments, and restatements of such agreement, instrument or document; provided that nothing contained in this section shall be construed to authorize any such renewal, extension, increases, modification, supplement, amendment or restatement.

         Section 5.09 References and Titles. All references in this Intercreditor Agreement to Schedules, articles, sections, subsections and other subdivisions refer to the Schedules, articles, sections, subsections and other subdivisions of this Intercreditor Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

         Section 5.10 Severability. If any term or provision of this Intercreditor Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Intercreditor Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 5.11 Conflict with Loan Documents. If there is a conflict between the terms and provisions contained in the Credit Agreements, the Notes, any instrument evidencing the Indebtedness or any Loan Document with the terms and provisions contained herein, the terms and provisions contained in this Intercreditor Agreement shall control.

         Section 5.12 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law; and all the provisions hereof are intended (a) to be subject to all applicable mandatory provisions of law which may be controlling and (b) to be limited to the extent necessary so that they will not render this Intercreditor Agreement or any Loan Document invalid under the provisions of any applicable law.

         Section 5.13 Benefit of Agreement; Limitation on Assignment. The terms and provisions of this Intercreditor Agreement shall be binding upon and inure to the benefit of the Agents and each Lender and their respective successors and assigns. Except as stated in the last sentence of Section 2.08 hereof, the terms and provisions of this Intercreditor Agreement shall not inure to the benefit of, nor be relied upon by, the Obligors or their successors or assigns. No Lender shall assign, transfer or sell any part of its portion of the Indebtedness, unless in connection with such assignment, transfer or sale, such assignee, transferee or purchaser shall first become a party to this Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Intercreditor Agreement as of the date first above written.

LENDERS AND AGENTS:

                               CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually and as Administrative Agent


                               By:/s/ Russell Johnson
                                  ---------------------------------
                                    Russell Johnson
                                    Vice President



                               MORGAN GUARANTY TRUST COMPANY OF NEW
                               YORK, individually and as Syndication Agent


                               By:      ---------------------------------

                               Name:    ---------------------------------

                               Title:   ---------------------------------



                               BARCLAYS BANK PLC, individually and as
                               Documentation Agent


                               By:      ---------------------------------

                               Name:    ---------------------------------

                               Title:   ---------------------------------



                               ABN AMRO BANK, N.V., individually and as Co-Agent


                               By:      /s/ Charles W. Randall
                                        --------------------------------
                                        Charles W. Randall
                                        Senior Vice President


                               By:      /s/ Cheryl Lipshutz
                                        ---------------------------------
                                        Cheryl Lipshutz
                                        Senior Vice President

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, individually and as Co-Agent


                                By:     Illegible Signature
                                Name:
                                Title:



                                BANQUE PARIBAS, individually and as Co-Agent


                                By:     Illegible Signature
                                         Doug Liftman
                                         Vice President


                                By:     Illegible Signature
                                         Barton D. Schouest
                                         Managing Director



                                NATIONSBANK OF TEXAS, N.A., individually and as Co-Agent


                                By:     /s/ Paul Squires
                                        ---------------------------
                                         Paul Squires
                                         Senior Vice President



                               SOCIETE GENERALE, SOUTHWEST AGENCY,
                               individually and as Co-Agent


                                By:     /s/ Richard Erbert
                                        ---------------------------
                                          Richard Erbert
                                          Vice President



                               WELLS FARGO BANK (TEXAS), N.A., individually and as Co-Agent


                               By:      /s/ J. Alan Alexander
                                        ---------------------------
                                          J. Alan Alexander
                                          Vice President

                                THE CHASE MANHATTAN BANK OF CANADA,
                                individually and as Canadian Agent


                                 By:    /s/ Christine Chan
                                        ----------------------------
                                          Christine Chan
                                          Vice President


                                 TORONTO DOMINION BANK


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------

                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------

                                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Paying Agent


                                  By:   /s/ Russell Johnson
                                        ---------------------------
                                         Russell Johnson
                                         Vice President


                                  HIBERNIA NATIONAL BANK


                                  By:   /s/ Colleen McEvoy
                                        ----------------------------
                                          Colleen McEvoy
                                          Vice President


                                  TORONTO DOMINION (TEXAS) INC.


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------

                                   BANK ONE, TEXAS, N A.


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------



                                  CREDIT SUISSE FIRST BOSTON


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------


                                  FIRST NATIONAL BANK OF COMMERCE


                                  By:   /s/ David R. Reid
                                        ----------------------------
                                           David R. Reid
                                           Senior Vice President



                                  BANK OF NEW YORK


                                  By:   Illegible Signature
                                        ----------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------

                                  SOUTHWEST BANK OF TEXAS, N.A.

                                  By:   /s/ A. Stephen Kennedy
                                        ----------------------------
                                           A. Stephen Kennedy
                                           Vice President/Manager Energy Lending

The Obligors hereby execute this Intercreditor Agreement to evidence their agreement that:

         1. The Obligors shall be bound by all of the terms and provisions of this Intercreditor Agreement.

         2. The Obligors acknowledge and agree that the terms of this Intercreditor Agreement shall control over the terms of the Credit Agreements, the Notes, the instruments evidencing the Indebtedness and the Loan Documents to the extent of any conflict relating to the relative rights of the Agents and the Lenders.

         3.       THE  INDEMNITY  AND  REIMBURSEMENT   PROVISIONS  CONTAINED  IN
                  SECTION 5.04 SHALL APPLY TO ALL MATTERS UNDER THIS INTERCREDITOR AGREEMENT AND THE OBLIGORS AGREE TO INDEMNIFY AND REIMBURSE THE PAYING AGENT IN ACCORDANCE WITH THE TERMS THEREOF.

         4. Except as stated in the last sentence of Section 2.08 hereof, the terms and provisions of this Intercreditor Agreement shall inure solely to the benefit of the Agents, each Lender and their respective successors and assigns and the terms and provisions of this Intercreditor Agreement shall not inure to the benefit of nor be enforceable by the Obligors or their successors or assigns. This Intercreditor Agreement may be amended as provided herein without the necessity of the Obligors joining in any such amendment, provided, that the Obligors shall not be bound by any amendment which would have the effect of increasing their Indebtedness and indemnities hereunder or materially affecting their rights or duties under the Loan Documents unless they shall have consented to such amendment.

         5. Each Obligor at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as the Paying Agent or the Required Lenders from time to time may reasonably request in order further to effectuate the purposes of this Intercreditor Agreement and to carry out the terms hereof.

OBLIGORS:                        OCEAN ENERGY, INC., a Delaware corporation


                                 By:    /s/ Jonathan M. Clarkson
                                        --------------------------------
                                          Jonathan M. Clarkson
                                          Executive Vice President
                                          Chief Financial Officer

                                  UMC RESOURCES CANADA LTD.


                                  By:   /s/ Jonthan M. Clarkson
                                        -------------------------------
                                           Jonathan M. Clarkson
                                           Executive Vice President
                                           Chief Financial Officer


                                  OCEAN ENERGY, INC., a Louisiana corporation


                                  By:   /s/ Jonthan M. Clarkson
                                        -------------------------------
                                           Jonathan M. Clarkson
                                           Executive Vice President
                                           Chief Financial Officer


                                       18